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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 13, 1997


                            PATHOGENESIS CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                     0-27150                       91-1542150
(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)                 Identification No.)
 incorporation)


               201 Elliott Avenue West, Seattle, Washington 98119
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (206) 467-8100


                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         Annexed hereto as Exhibit 1 is a copy of a press release issued by PathoGenesis Corporation (the "Company") on February 13, 1997 announcing the results for the fourth quarter and the year ended December 31, 1996.

         In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing as
Exhibit 2 cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward looking statements of the Company made by or on behalf of the Company in the press release annexed hereto as Exhibit 1.

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Item 7.  Exhibits

         1.       Press Release dated February 13, 1997.

         2. Cautionary Statements for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed by the undersigned hereunto duly authorized.



                                               PATHOGENESIS CORPORATION
                                               (Registrant)



                                             By: /s/ Alan R. Meyer
                                                 -------------------------------
                                                     Alan R. Meyer
                                                      Senior Vice President and
                                                      Chief Financial Officer


Date: February 18, 1997


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                                  EXHIBIT INDEX


                  Exhibit                                     Page Number
                  -------                                     -----------

1.       Press Release dated February 13,
         1997.

2.       Cautionary Statements for Purposes
         of the "Safe Harbor" Provisions of
         the Private Securities Litigation
         Reform Act of 1995.